                                                                      EXHIBIT 99

                                  EXHIBIT INDEX

EXHIBIT     DESCRIPTION

EX-99.a1    Amended and Restated Agreement and Declaration of Trust, dated March
26,  2004  (filed  as  Exhibit  a to  Post-Effective  Amendment  No.  19 to  the
Registration  Statement of the Registrant on April 29, 2004, File No.  33-43321,
and incorporated hereby by reference).

EX-99.a2    Amendment   No.  1  to  the  Amended  and  Restated   Agreement  and
Declaration of Trust, dated June 14, 2004 (filed as Exhibit a2 to Post-Effective
Amendment  No. 21 to the  Registration  Statement of the  Registrant on July 29,
2004, File No. 33-43321, and incorporated herein by reference).

EX-99.b     Amended and Restated Bylaws, dated August 26, 2004 (filed as Exhibit
b to  Post-Effective  Amendment  No.  22 to the  Registration  Statement  of the
Registrant on February 17, 2005, File No. 33-43321,  and incorporated  herein by reference).

EX-99.c     Registrant  hereby  incorporates  by reference,  as though set forth fully herein,  Article III, IV, V, VI and Article VIII of  Registrant's  Amended
and Restated  Agreement and Declaration of Trust,  appearing as Exhibit a to the
Post-Effective Amendment No. 19 to the Registration Statement of the Registrant;
and Article II, Article VII, Article VIII and Article IX of Registrant's Amended
and Restated Bylaws, incorporated by reference as Exhibit b herein.

EX-99.d1    Investment   Sub-Advisory  Agreement  with  J.P.  Morgan  Investment
Management,  Inc.,  dated August 1, 1997 (filed as Exhibit 5c to  Post-Effective
Amendment No. 10 to the  Registration  Statement of the  Registrant on September
30, 1997, File No. 33-43321, and incorporated herein by reference).

EX-99.d2    Amended and Restated  Management  Agreement  with  American  Century
Investment Management,  Inc., dated as of August 1, 2004 (filed as Exhibit d2 to
Post-Effective  Amendment No. 21 to the Registration Statement of the Registrant
on July 29, 2004, File No. 33-43321, and incorporated herein by reference).

EX-99.e     Amended and Restated  Distribution  Agreement with American  Century
Investment  Services,  Inc.,  dated  February  24,  2005  (filed as Exhibit e to
Post-Effective  Amendment  No. 109 to the  Registration  Statement  of  American
Century  Mutual  Funds,  Inc.  on  February  25,  2005,  File No.  2-14213,  and
incorporated herein by reference).

EX-99.g1    Omnibus  Custodian  Agreement  with  State  Street  Bank  and  Trust
Company, dated August 10, 1993 (filed as Exhibit g1 to Post-Effective  Amendment
No. 7 to the  Registration  Statement of the Registrant on April 22, 1996,  File
No. 33-43321, and incorporated herein by reference).

EX-99.g2    Amendment No. 1 to the Omnibus Custodian Agreement with State Street
Bank and  Trust  Company,  dated  December  1,  1994  (filed  as  Exhibit  g2 to
Post-Effective  Amendment No. 7 to the Registration  Statement of the Registrant
on April 22, 1996, File No. 33-43321, and incorporated herein by reference).

EX-99.g3    Amendment to the Omnibus Custodian  Agreement with State Street Bank and Trust  Company,  dated March 4, 1996 (filed as Exhibit g3 to  Post-Effective
Amendment  No. 7 to the  Registration  Statement of the  Registrant on April 22,
1996, File No. 33-43321, and incorporated herein by reference).

EX-99.g4   Amendment to Omnibus Custodian  Agreement with State Street Bank and
Trust  Company,  dated  December 9, 2000 (filed as Exhibit g4 to  Post-Effective
Amendment No. 16 to the  Registration  Statement of the  Registrant on April 30,
2001, File No. 33-43321, and incorporated herein by reference).

EX-99.g5    Amendment No. 3 to the Omnibus Custodian Agreement with State Street
Bank and Trust Company, dated May 1, 2003 (filed as Exhibit g5 to Post-Effective
Amendment No. 19 to the  Registration  Statement of the  Registrant on April 29,
2004, File No. 33-43321, and incorporated hereby by reference).

EX-99.g6    Fee Schedule with State Street Bank and Trust  Company,  dated April
3,  2003  (filed  as  Exhibit  g7 to  Post-Effective  Amendment  No.  19 to  the
Registration  Statement of the Registrant on April 29, 2004, File No.  33-43321,
and incorporated hereby by reference).

EX-99.g7    Master  Agreement with Commerce Bank,  N.A.,  dated January 22, 1997
(filed as Exhibit b8e to  Post-Effective  Amendment  No. 76 to the  Registration
Statement of American Century Mutual Funds,  Inc. on February 28, 1997, File No.
2-14213, and incorporated herein by reference).

EX-99.h1    Transfer   Agency   Agreement   with   American   Century   Services
Corporation,  dated  August  1,  1997  (filed  as  Exhibit  9 to  Post-Effective
Amendment No. 33 to the Registration  Statement of American  Century  Government
Income Trust on July 31, 1997,  File No.  2-99222,  and  incorporated  herein by reference).

EX-99.h2    Amendment  No. 1 to the  Transfer  Agency  Agreement  with  American
Century Services  Corporation,  dated June 29, 1998 (filed as Exhibit 9b to Post
Effective  Amendment No. 23 to the  Registration  Statement of American  Century
Quantitative Equity Funds on June 29, 1998, File No. 33-19589,  and incorporated herein by reference).

EX-99.h3    Amendment  No. 2 to the  Transfer  Agency  Agreement  with  American
Century  Services  Corporation,  dated November 20, 2000 (filed as Exhibit h4 to
Post-Effective  Amendment  No.  30 to the  Registration  Statement  of  American
Century  California  Tax-Free and Municipal Funds on December 29, 2000, File No.
2-82734, and incorporated herein by reference).

EX-99.h4    Amendment  No. 3 to the  Transfer  Agency  Agreement  with  American
Century  Services  Corporation,  dated  August 1, 2001  (filed as  Exhibit h5 to
Post-Effective  Amendment  No.  44 to the  Registration  Statement  of  American
Century  Government  Income  Trust  on July 31,  2001,  File  No.  2-99222,  and
incorporated herein by reference).

EX-99.h5    Amendment  No. 4 to the  Transfer  Agency  Agreement  with  American
Century  Services  Corporation,  dated  December 3, 2001 (filed as Exhibit h6 to
Post-Effective  Amendment  No.  16 to the  Registration  Statement  of  American
Century  Investment  Trust  on  November  30,  2001,  File  No.  33-65170,   and
incorporated herein by reference).

EX-99.h6    Amendment  No. 5 to the  Transfer  Agency  Agreement  with  American
Century  Services  Corporation,  dated  July 1,  2002  (filed as  Exhibit  h6 to
Post-Effective  Amendment  No.  17 to the  Registration  Statement  of  American
Century  Investment Trust on June 28, 2002, File No. 33-65170,  and incorporated herein by reference).

EX-99.h7    Amendment  No. 6 to the  Transfer  Agency  Agreement  with  American
Century  Services  Corporation,  dated September 3, 2002 (filed as Exhibit h8 to
Post-Effective  Amendment  No.  35 to the  Registration  Statement  of  American
Century   Municipal  Trust  on  September  30,  2002,  File  No.  2-91229,   and
incorporated herein by reference).

EX-99.h8    Amendment  No. 7 to the  Transfer  Agency  Agreement  with  American
Century  Services  Corporation,  dated December 31, 2002 (filed as Exhibit h7 to
Post-Effective Amendment No. 4 to the Registration Statement of American Century
Variable  Portfolios  II, Inc. on December 23,  2002,  File No.  333-46922,  and
incorporated herein by reference).

EX-99.h9    Amendment  No. 8 to the  Transfer  Agency  Agreement  with  American
Century  Services  Corporation,  dated May 1,  2004  (filed  as  Exhibit  h10 to
Post-Effective  Amendment  No.  35 to the  Registration  Statement  of  American
Century  Quantitative  Equity Funds,  Inc. on April 29, 2004, File No. 33-19589,
and incorporated herein by reference).

EX-99.h10   Credit Agreement with JP Morgan Chase Bank, as Administrative Agent, dated December 17, 2003 (filed as Exhibit h9 to Post-Effective  Amendment No. 39 to the  Registration  Statement of American  Century Target  Maturities Trust on
January 30, 2004, File No. 2-94608, and incorporated herein by reference).

EX-99.h11   Termination,  Replacement  and  Restatement  Agreement with JPMorgan
Chase Bank N.A.,  as  Administrative  Agent,  dated  December 15, 2004 (filed as
Exhibit h10 to Post-Effective  Amendment No. 38 to the Registration Statement of
American Century  California  Tax-Free and Municipal Funds on December 29, 2004,
File No. 2-82734, and incorporated herein by reference).

EX-99.h12   Customer Identification Program Reliance Agreement, dated August 26,
2004 (filed as Exhibit h2 to  Pre-Effective  Amendment No. 1 to the Registration
Statement of American Century Asset Allocation Portfolios,  Inc. on September 1,
2004, File No. 333-116351, and incorporated herein by reference).

EX-99.i     Opinion  and  Consent  of  Counsel,  dated July 29,  2004  (filed as
Exhibit i to  Post-Effective  Amendment No. 21 to the Registration  Statement of
the Registrant on July 29, 2004, File No.  33-43321,and  incorporated  herein by reference).

EX-99.j1    Consent  of   PricewaterhouseCoopers   LLP,  independent  registered
accounting firm, dated April 26, 2005.

EX-99.j2    Power of  Attorney,  dated  December 9, 2004 (filed as Exhibit j2 to
Post-Effective  Amendment  No.  38 to the  Registration  Statement  of  American
Century  California  Tax-Free and Municipal Funds on December 29, 2004, File No.
2-82734, and incorporated herein by reference).

EX-99.j3   Power of  Attorney,  dated  March 1, 2005  (filed as  Exhibit  j3 to
Post-Effective  Amendment  No.  25 to the  Registration  Statement  of  American
Century  Investment Trust on March 9, 2005, File No. 33-65170,  and incorporated herein by reference).

EX-99.j4    Power of  Attorney,  dated  March 1, 2005  (filed as  Exhibit  j4 to
Post-Effective  Amendment  No.  25 to the  Registration  Statement  of  American
Century  Investment Trust on March 9, 2005, File No. 33-65170,  and incorporated herein by reference).

EX-99.j5    Secretary's  Certificate,  dated December 10, 2004 (filed as Exhibit
j3 to Post-Effective  Amendment No. 38 to the Registration Statement of American
Century  California  Tax-Free and Municipal Funds on December 29, 2004, File No.
2-82734, and incorporated herein by reference).

EX-99.j6    Secretary's Certificate, dated March 8, 2005 (filed as Exhibit j6 to
Post-Effective  Amendment  No.  25 to the  Registration  Statement  of  American
Century  Investment Trust on March 9, 2005, File No. 33-65170,  and incorporated herein by reference).

EX-99.j7    Secretary's Certificate, dated March 8, 2005 (filed as Exhibit j7 to
Post-Effective  Amendment  No.  25 to the  Registration  Statement  of  American
Century  Investment Trust on March 9, 2005, File No. 33-65170,  and incorporated herein by reference).

EX-99.m1    Master  Distribution and Shareholder  Services Plan (Advisor Class),
dated August 1, 1997 (filed as Exhibit m1 to Post-Effective  Amendment No. 32 to the  Registration  Statement  of American  Century  Target  Maturities  Trust on
January 31, 2000, File No. 2-94608, and incorporated herein by reference).

EX-99.m2    Amendment  to Master  Distribution  and  Shareholder  Services  Plan
(Advisor  Class),  dated June 29,  1998  (filed as Exhibit m2 to  Post-Effective
Amendment  No. 32 to the  Registration  Statement  of  American  Century  Target
Maturities Trust on January 31, 2000, File No. 2-94608,  and incorporated herein by reference).

EX-99.m3    Amendment No. 1 to the Master Distribution and Shareholder  Services
Plan   (Advisor   Class),   dated  August  1,  2001  (filed  as  Exhibit  m3  to
Post-Effective  Amendment  No.  44 to the  Registration  Statement  of  American
Century  Government  Income  Trust  on July 31,  2001,  File  No.  2-99222,  and
incorporated herein by reference).

EX-99.m4    Amendment No. 2 to the Master Distribution and Shareholder  Services
Plan  (Advisor  Class),   dated  December  3,  2001  (filed  as  Exhibit  m4  to
Post-Effective  Amendment  No.  16 to the  Registration  Statement  of  American
Century  Investment  Trust  on  November  30,  2001,  File  No.  33-65170,   and
incorporated herein by reference).

EX-99.m5    Amendment No. 3 to the Master Distribution and Shareholder  Services
Plan (Advisor Class),  dated July 1, 2002 (filed as Exhibit m5 to Post-Effective
Amendment  No. 38 to the  Registration  Statement  of  American  Century  Target
Maturities Trust on January 31, 2003, File No. 2-94608,  and incorporated herein by reference).

EX-99.m6    Amendment No. 4 to the Master Distribution and Shareholder  Services
Plan (Advisor Class),  dated May 1, 2004 (filed as Exhibit m6 to  Post-Effective
Amendment No. 35 to the Registration  Statement of American Century Quantitative
Equity Funds, Inc. on April 29, 2004, File No. 33-19589, and incorporated herein by reference).

EX-99.n1    Amended and Restated  Multiple Class Plan,  dated  September 3, 2002
(filed as  Exhibit n1 to  Post-Effective  Amendment  No. 35 to the  Registration
Statement  of  American  Century  California  Tax-Free  and  Municipal  Funds on
December 17, 2002, File No. 2-82734, and incorporated herein by reference).

EX-99.n2    Amendment  No. 1 to the Amended and  Restated  Multiple  Class Plan,
dated December 31, 2002 (filed as Exhibit n2 to Post-Effective  Amendment No. 39 to the Registration  Statement of American  Century  Municipal Trust on December
23, 2002, File No. 2-91299, and incorporated herein by reference).

EX-99.n3    Amendment  No. 2 to the Amended and  Restated  Multiple  Class Plan,
dated August 29, 2003 (filed as Exhibit n3 to Post-Effective Amendment No. 17 to the Registration Statement of American Century Strategic Asset Allocations, Inc.
on August 28, 2003, File No. 33-79482, and incorporated herein by reference).

EX-99.n4    Amendment  No. 3 to the Amended and  Restated  Multiple  Class Plan,
dated February 27, 2004 (filed as Exhibit n4 to Post-Effective Amendment No. 104 to the Registration Statement of American Century Mutual Funds, Inc. on February
26, 2004, File No. 2-14213, and incorporated herein by reference).

EX-99.n5    Amendment  No. 4 to the Amended and  Restated  Multiple  Class Plan,
dated May 1, 2004 (filed as Exhibit n5 to Post-Effective Amendment No. 35 to the
Registration  Statement of American Century  Quantitative  Equity Funds, Inc. on
April 29, 2004, File No. 33-19589, and incorporated herein by reference).

EX-99.n6    Amendment  No. 5 to the Amended and  Restated  Multiple  Class Plan,
dated August 1, 2004 (filed as Exhibit n6 to Post-Effective  Amendment No. 24 to the  Registration  Statement of American  Century  Investment  Trust on July 29,
2004, File No. 33-65170, and incorporated herein by reference).

EX-99.n7    Amendment  No. 6 to the Amended and  Restated  Multiple  Class Plan,
dated September 30, 2004 (filed as Exhibit n7 to Post-Effective Amendment No. 20 to the Registration  Statement of American Century Strategic Asset  Allocations,
Inc. on September  29,  2004,  File No.  33-79482,  and  incorporated  herein by reference).

EX-99.n8    Amendment  No. 7 to the Amended and  Restated  Multiple  Class Plan,
dated November 17, 2004 (filed as Exhibit n8 to Post-Effective Amendment No. 106 to the Registration Statement of American Century Mutual Funds, Inc. on November
29, 2004, File No. 2-14213, and incorporated herein by reference).

EX-99.n9    Amendment  No. 8 to the Amended and  Restated  Multiple  Class Plan,
dated February 24, 2005 (filed as Exhibit n9 to Post-Effective  Amendment No. 22 to the Registration  Statement of American Century Strategic Asset  Allocations,
Inc.  on  March  30,  2005,  File  No.  33-79482,  and  incorporated  herein  by reference).

EX-99.p1    American  Century  Investments Code of Ethics (filed as Exhibit p to
Pre-Effective  Amendment No. 1 to the Registration Statement of American Century
Asset Allocation Portfolios,  Inc. on August 30, 2004, File No. 333-116351,  and
incorporated herein by reference).

EX-99.p2    J.P.  Morgan  Investment  Management,  Inc. Code of Ethics (filed as
Exhibit p3 to Post-Effective  Amendment No. 20 to the Registration  Statement of
American Century Capital Portfolios,  Inc. on April 20, 2001, File No. 33-64872,
and incorporated herein by reference).

EX-99.p3    Independent  Directors'  Code of Ethics  amended  February  28, 2000
(filed as  Exhibit p2 to  Post-Effective  Amendment  No. 40 to the  Registration
Statement of American Century Target Maturities Trust on November 30, 2004, File
No. 2-94608, and incorporated herein by reference).